Exhibit 99.2



                       Ford Motor Company and Subsidiaries

                               VEHICLE UNIT SALES
                               ------------------

                             2002 Compared with 2001
                                                   (in thousands)



                                                      Second Quarter                         First Half
                                                   ----------------------              -----------------------
                                                    2002          2001                  2002            2001
                                                   --------      --------              --------        -------
North America
United States
 Cars                                                389           397                   773             760
 Trucks                                              675           640                 1,278           1,292
                                                   -----         -----                 -----           -----
  Total United States                              1,064         1,037                 2,051           2,052

Canada                                                72            69                   144             120
Mexico                                                47            37                    80              73
                                                   -----         -----                 -----           -----

  Total North America                              1,183         1,143                 2,275           2,245

Europe
Britain                                              157           168                   312             343
Germany                                               94           112                   174             217
Italy                                                 61            64                   111             127
France                                                41            40                    65              83
Spain                                                 48            53                    90              93
Sweden                                                36            31                    66              64
Other countries                                      101           108                   177             220
                                                   -----         -----                 -----           -----

  Total Europe                                       538           576                   995           1,147

South America
Brazil                                                34            40                    62              75
Argentina                                              7             8                    11              15
Other countries                                        6            10                    15              18
                                                   -----         -----                 -----           -----

  Total South America                                 47            58                    88             108

Other international
Australia                                             30            31                    56              56
Taiwan                                                16            12                    35              30
Other countries                                       40            36                    82              75
                                                   -----         -----                 -----           -----

  Total other international                           86            79                   173             161
                                                   -----         -----                 -----           -----

Total worldwide vehicle unit sales                 1,854         1,856                 3,531           3,661
                                                   =====         =====                 =====           =====



Vehicle unit sales generally are reported worldwide on a "where sold" basis and include sales of all Ford-badged units, as well as units manufactured by Ford and sold to other manufacturers.

Prior periods have been reclassed.